Exhibit 10.13

EXHIBIT A

UPS CAPITAL BUSINESS CREDIT

COMMERCIAL TERM PROMISSORY NOTE

$400,000.00	December 16, 2004

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITORS TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

FOR VALUE RECEIVED, the undersigned, SMITH-MIDLAND CORPORATION, a Virginia corporation, having a principal place of business located at 5119 Catlett Road, Midland, Virginia 22728 (the “Borrower”), promises to pay to the order of UPS CAPITAL BUSINESS CREDIT (“Lender”), at its office at 280 Trumbull Street, Hartford, Connecticut or at such other place as the holder hereof (including Lender, hereinafter referred to as “Holder”), may designate, the sum of FOUR HUNDRED THOUSAND AND 00/100 DOLLARS ($400,000.00), together with interest on the unpaid balance of this Note beginning as of the date hereof, before or after maturity or judgment, at the per annum rate set forth below, which interest rate shall be computed daily and payable monthly in arrears on the basis of a three hundred sixty (360) day year and actual days lapsed, together with all taxes levied or assessed on this Note or the debt evidenced hereby against the Holder, and together with all reasonable costs, expenses and reasonable attorneys’ and other reasonable professionals’ fees incurred in any action to collect and/or enforce this Note or to enforce, protect, preserve, defend, realize upon or foreclose any security agreement, mortgage or other agreement securing or relating to this Note, including without limitation, all reasonable costs and expenses incurred in inspecting or surveying mortgaged real estate, if any, or conducting environmental studies or tests, or to enforce, protect, preserve, defend or sustain the lien of said security agreement, mortgage or other agreement or in any litigation or controversy arising from or connected in any manner with said security agreement, mortgage or other agreement, or this Note. Borrower further agrees to pay all reasonable costs, expenses and reasonable attorneys’ and other reasonable professionals’ fees incurred by the Holder in connection with any “workout” or default resolution negotiations involving legal counsel or other professionals and further in connection with any re-negotiation or restructuring of the indebtedness evidenced by this Note. Any such costs, expenses and/or fees remaining unpaid after demand therefor, may, at the discretion of the Holder, be added to the principal amount of the indebtedness evidenced by this Note.

This Note has been executed and delivered pursuant to that certain Amendment Agreement dated of even date herewith by and between the Borrower and the Lender and is intended to replace that certain Revolving Loan Promissory Note in the original principal amount of up to

$1,000,000.00 dated April 28, 2003, executed by the Borrower in favor of the Lender. This Note has been executed and delivered subject to the following terms and conditions:

1. Repayment Term and Maturity. The Borrower will pay principal and interest by making monthly payments in the initial amount of Eight Thousand Three Hundred Twenty Six and 66/100 DOLLARS ($8,326.66) commencing on February 1, 2005 and continuing on the first day of each and every month thereafter until all principal and interest and any other sums due hereunder have been paid in full. Notwithstanding the foregoing, the entire indebtedness evidenced by this Note, including, but not limited to, all outstanding principal and accrued and unpaid interest, shall be due and payable in full on December 1, 2009.

The Borrower’s initial monthly payments have been calculated in accordance with the full amortization of the loan evidenced by this Note by level monthly payments of principal and interest over a five (5) year period at the interest rate applicable on the date hereof. On each Adjustment Date (as herein defined), the amount of the monthly payments will be adjusted so as to provide for the full amortization of the then outstanding principal at the interest rate established at each Adjustment Date in level monthly payments of principal and interest over the remaining term of the original five (5) year amortization period.

All payments received by the Holder, at the option of the Holder, shall be applied first to any outstanding charges and expenses incurred by the Holder in connection with this Note or any documents executed in connection with this Note, then to any unpaid and accrued interest and finally to the outstanding principal due under this Note. The Borrower agrees that the interest shall accrue at the foregoing rate on the unpaid balance before and after maturity, by acceleration or otherwise.

2. Interest. Interest shall accrue on the outstanding principal amount of this Note at a variable rate per annum of four percentage points (4.00%) in excess of the Prime Rate, with the term “Prime Rate” meaning the “Prime Rate” as published from time to time in the “Money Rates” section of The Wall Street Journal, or in the event that such rate is no longer published in The Wall Street Journal, a comparable index or reference rate selected by the Lender or other holder, in its sole discretion. The Prime Rate may not necessarily be the Lender’s lowest or best rate. The initial interest rate hereunder is nine percent (9.00%).

The interest rate may be adjusted on the first day of January, 2005 and on the first day of each and every month thereafter (or the following business day in the event that such date falls on a Saturday, Sunday or holiday) until all sums due under the Loan are paid in full without notice of demand (each such day being referred to as an “Adjustment Date”), which rate shall remain in effect until the succeeding Adjustment Date.

Upon the occurrence of an event of default hereunder, without in any way affecting the Lender’s or other Holder’s right to accelerate this Note, this Note shall bear interest at a rate which is three percentage points (3.0%) per annum greater than the rate otherwise in effect hereunder.

3. Lawful Interest. Notwithstanding any provisions of this Note, it is the understanding and agreement of the Borrower and Holder that the maximum rate of interest to be paid by Borrower to the Holder shall not exceed the highest or the maximum rate of interest permissible to be charged by a commercial lender such as Lender to a commercial borrower such as Borrower under the laws of the Commonwealth of Virginia. Any amounts paid in excess of such rate shall be considered to have been payments in reduction of principal.

4. Late Charge. In the event Borrower fails to pay any installment of principal and/or interest within ten (10) days of when it is due and payable, without in any way affecting the Holder’s right to accelerate this Note, a late charge equal to five (5) percent of such late payment shall, at the option of Holder, be assessed against Borrower.

5. Prepayments. The Borrower may prepay the loan in part or in full at any time, without penalty or premium, upon 7 days’ prior written notice to Lender. Failing such prior notice, the Borrower shall pay to Lender a prepayment penalty equal to 7 days’ interest on the principal amount prepaid. Any amounts prepaid shall be applied first to interest and other charges accrued in connection with the Loan to the date of prepayment and then to principal.

6. Financial Information. Promptly upon Holder’s reasonable request, Borrower shall deliver to Holder such documentation and information about the Borrower’s financial condition, business and/or operations as Holder may, at any time and from time to time, request, including without limitation, such books, records and reports as may be required under Commercial Loan Agreement between Borrower and Lender of even date herewith (the “Commercial Loan Agreement;” capitalized terms used in this Note and not otherwise defined shall have the meanings assigned in the Commercial Loan Agreement).

7. Events of Default. The Borrower agrees that each of the following shall constitute an “Event of Default” hereunder:

(a) Failure of Borrower to pay or perform any of Borrower’s liabilities or obligations to Holder (whether under this Note or otherwise and whether now existing or hereafter incurred), including without limitation, any installment of principal and/or interest or any other sum due hereunder, when due to be paid or performed providing a cure period of thirty days; or

(b) Failure of Borrower to observe, perform or comply with any covenant, agreement or duty contained in this Note; or

(c) If Borrower or any guarantor of any obligation of the Borrower to Holder shall be in default under any security agreement or other agreement governing, securing or relating to this Note; or

(d) If any representation or warranty made by the Borrower or any guarantor of any obligation of the Borrower to Holder, including without limitation, any representation or warranty contained herein, or any statement, certificate or other data furnished by any of them in connection herewith, proves at any time to be incorrect or untrue in any material respect; or

(e) Institution of or consent to proceedings, or the taking of any action in furtherance of, or the entry of any order or decree of a court of competent jurisdiction with respect to any of the following:

(i) Bankruptcy, insolvency or reorganization, readjustment, arrangement, composition or similar relief as to Borrower or any guarantor of any obligation of the Borrower to Holder under federal or state bankruptcy or insolvency statutes or related laws,

(ii) Appointment of a receiver, liquidator, trustee or assignee in bankruptcy or insolvency as to Borrower or any guarantor of any obligation of the Borrower to Holder or a substantial part of their respective properties, or

(iii) Assignment of the Borrower or any guarantor of any obligation of the Borrower to Holder for the benefit of creditors, the winding up or liquidation of the affairs of the Borrower or such guarantor, or the admission of Borrower or such guarantor in writing of its inability to pay its debts; or

(f) The death, dissolution, liquidation, insolvency (the term “insolvency” shall mean either a negative tangible net worth or an inability to pay its debts as they mature) or termination of legal existence of Borrower or any guarantor of any obligation of the Borrower to Holder; or

(g) The service of any process upon the Holder seeking to attach or garnish by mesne or trustee process any funds of Borrower or of any guarantor of any obligation of the Borrower to Holder which are on deposit with the Holder;

Upon the occurrence of any Event of Default, the entire indebtedness with accrued interest thereon and any other sums due under this Note, shall, at the option of the Holder, become immediately due and payable without presentment or demand for payment, notice of non-payment, protest or any other notice or demand of any kind, all of which are expressly waived by the Borrower. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

8. Lien and Right of Setoff. The Borrower hereby grants the Holder a lien and right of setoff for all Borrower’s liabilities upon and against all the deposits, credits, collateral and property of the Borrower, now or hereafter in the possession or control of the Holder or in transit to it. Holder may, at any time, apply or set off the same, or any part thereof, to any liability of the Borrower whether or not matured or demanded.

9. No Waiver. No delay or omission by Holder in exercising any rights hereunder, nor failure by the Holder to insist upon the strict performance by Borrower of any terms and provisions herein shall operate as or be deemed to be a waiver of such right, any other right hereunder, or any terms and provisions herein, and the Holder shall retain the right thereafter to insist upon strict performance by the Borrower of any and all terms and provisions of this Note or any document securing the repayment of this Note. No waiver of any right shall be effective unless in writing and signed by Holder, nor shall a waiver on one occasion be constituted as a bar to, or waiver of, any such right on any future occasion.

10. Prejudgment Remedy and Other Waivers. BORROWER ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND WAIVES BORROWER’S RIGHTS TO NOTICE AND HEARING, OR THE ESTABLISHMENT OF A BOND, WITH OR WITHOUT SURETY, ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH HOLDER MAY DESIRE TO USE, AND FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THIS NOTE, AND ALL RIGHTS UNDER ANY STATUTE OF LIMITATIONS. THE BORROWER ACKNOWLEDGES THAT BORROWER MAKES THESE WAIVERS KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER. THE BORROWER FURTHER ACKNOWLEDGES THAT THE LENDER HAS NOT AGREED WITH OR REPRESENTED TO BORROWER OR ANY OTHER PARTY HERETO THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

11. Jury Waiver. THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS NOTE IS A PART AND/OR THE ENFORCEMENT OF ANY OF YOUR RIGHTS AND REMEDIES, INCLUDING WITHOUT LIMITATION, TORT CLAIMS. THE BORROWER ACKNOWLEDGES THAT BORROWER MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER. THE BORROWER FURTHER ACKNOWLEDGES THAT THE LENDER HAS NOT AGREED WITH OR REPRESENTED TO BORROWER OR ANY OTHER PARTY HERETO THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

12. Confession Of Judgment. IF PAYMENT OF THE INDEBTEDNESS EVIDENCED BY THIS NOTE, OR ANY PART THEREOF, SHALL NOT BE MADE WHEN DUE AND AT MATURITY, BY ACCELERATION OR OTHERWISE, THE UNDERSIGNED HEREBY AUTHORIZES THE CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR THE UNDERSIGNED BEFORE ANY COURT OF COMPETENT JURISDICTION, AND CONFESS JUDGMENT AGAINST THE UNDERSIGNED EITHER JOINTLY OR SEVERALLY IN FAVOR OF THE LENDER OR THE HOLDER OF THIS NOTE FOR THE AMOUNT THEN DUE THEREOF, WITH THE INTEREST THEREON AFOREMENTIONED AND THE COST OF SUIT AND ATTORNEYS’ FEES OF FIFTEEN PERCENT (15%) OF THE AMOUNT OUTSTANDING, HEREBY WAIVING AND RELEASING ALL ERRORS AND ALL RIGHTS OF EXEMPTION, APPEAL, STAY OF EXECUTION, IN QUESTION AND EXTENSION UPON ANY LEVY ON REAL ESTATE OR PERSONAL PROPERTY TO WHICH THE UNDERSIGNED MAY OTHERWISE BE

ENTITLED UNDER THE LAWS OF ANY STATE OR POSSESSION OF THE UNITED STATES NOW IN FORCE OR WHICH MAY HEREAFTER BE PASSED. IF THIS NOTE IS REFERRED TO ANY ATTORNEY FOR COLLECTION, AND PAYMENT IS OBTAINED WITHOUT THE ENTRY OF A JUDGMENT, THEN THE UNDERSIGNED SHALL PAY TO LENDER OR THE HOLDER OF THIS NOTE ATTORNEYS’ FEES IN THE AMOUNT AFORESAID. IF THERE BE MORE THAN ONE UNDERSIGNED, THEIR LIABILITY SHALL BE JOINT AND SEVERAL, ANY USE OF THE SINGULAR HEREIN MAY ALSO REFER TO THE PLURAL AND VICE VERSA, AND THE USE OF ANY GENDER SHALL BE APPLICABLE TO ALL GENDERS.

13. Joint and Several Liability. References in this Note to the Borrower in the singular shall include the plural, and if Borrower consists of more than one person, the liability of each Borrower shall be joint and several.

14. Acknowledgment of Copy, Use of Proceeds. The Borrower acknowledges receipt of a copy of this Note and attests that the proceeds of this Note are to be used for general commercial purposes and that no part of such proceeds will be used, in whole or in part, for the purpose of purchasing or carrying any “margin security” as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

15. Miscellaneous. The provisions of this Note shall be binding upon the heirs, executors, administrators, successors and assigns of Borrower and shall inure to the benefit of Holder, its successors and assigns. If any provision of this Note shall, to any extent, be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Note shall not be affected. Borrower acknowledges and agrees that Holder shall have the right to report any delinquencies, defaults and/or losses incurred by Holder hereunder to any credit agency, bureau or service. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia (but not its conflicts of law provisions).

By signing under seal below, each individual or entity becomes obligated under this Note as Borrower and intending the Note to be executed under seal.

BORROWER:

SMITH-MIDLAND CORPORATION
a Virginia corporation

/s/ Christiane P. Jacobs	By:	/s/ Rodney I. Smith
Witness		Rodney I. Smith
Its President
/s/ Lawrence R. Crews		Duly Authorized
Witness

ACKNOWLEDGMENTS

COMMONWEALTH OF VIRGINIA	)
	)	TO WIT: Rodney Smith
COUNTY/CITY OF FAQUIER	)

I HEREBY CERTIFY that on this 16th day of December, 2004, before me, the undersigned, a Notary Public of said State, personally appeared Rodney I. Smith, known to me (or satisfactorily proven) to be the President of SMITH-MIDLAND CORPORATION and that he as such President, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such President, and the free act and deed of SMITH-MIDLAND CORPORATION.

WITNESS my hand and notarial seal.

/s/ Carl E. Carter, Jr.
Notary Public

My Commission Expires: 7-31-08

[NOTARIAL SEAL]